THE GABELLI SMALL CAP GROWTH FUND

                              THIRD QUARTER REPORT
                                JUNE 30, 2000(A)

TO OUR SHAREHOLDERS,

      In the second quarter of 2000, small cap stocks demonstrated surprising resilience, only modestly underperforming large cap equities in a declining market. Due to its 7.08% first quarter performance, the Russell 2000 was the only leading market index to post a gain in the first half of 2000, rising 3.04%.

      High-octane technology stocks, which fueled first quarter returns, ran out of gas in the second quarter and, despite getting back on the road to recovery in the last five weeks of this reporting period, closed well below their March highs.

INVESTMENT PERFORMANCE

      For the quarter ended June 30, 2000, The Gabelli Small Cap Growth Fund (the "Fund"), bolstered by takeovers in our portfolio, increased 2.38%. The Value Line Composite and Russell 2000 Indices declined 0.41% and 3.78%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. For the six-month period ended June 30, 2000, the Fund's total return was 6.25%, versus gains of 3.60% and 3.04% for the Value Line Composite and Russell 2000 Indices, respectively. The Fund was up 11.15% over the trailing twelve-month period. The Value Line Composite and Russell 2000 Indices rose 1.47% and 14.32%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 15.50% annually, versus average annual returns of 15.33% and 14.27% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through June 30, 2000, the Fund had a cumulative total return of 308.70%, which equates to an average annual total return of 17.57%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------------------------------------

                                                                   Calendar Quarter
                                                    1st         2nd         3rd          4th          Year
                                                    ---         ---         ---          ---          ----
 2000:    Net Asset Value ......................   $22.24      $22.27        --           --           --
          Total Return .........................     3.8%        2.4%        --           --           --
--------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ......................   $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .........................    (6.8)%      17.1%       (4.8)%        9.9%        14.2%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......................   $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .........................    10.9%       (1.4)%     (20.3)%       14.7%         0.0%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......................   $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .........................     3.1%       16.3%       14.7%        (0.8)%       36.5%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......................   $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .........................     6.2%        5.2%       (3.2)%        3.4%        11.9%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......................   $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .........................     7.4%        5.0%        8.2%         2.6%        25.2%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......................   $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .........................    (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
--------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......................   $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .........................     6.6%        1.8%        7.4%         5.3%        22.8%
--------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......................   $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .........................     9.9%       (0.1)%      (2.3)%       12.1%        20.3%
--------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......................      __          __         __         $12.21       $12.21
          Total Return .........................      __          __         __          22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------------------

               Dividend History
-------------------------------------------------------
Payment (ex) Date    Rate Per Share  Reinvestment Price
-----------------    --------------  ------------------
December 20, 1999        $2.462          $20.55
December 21, 1998        $0.534          $19.80
December 29, 1997        $3.590          $21.29
September 30, 1997       $0.070          $25.42
December 27, 1996        $2.160          $18.46
December 29, 1995        $1.340          $18.50
December 30, 1994        $1.030          $15.85
December 31, 1993        $0.420          $17.38
December 31, 1992        $0.185          $14.50
December 31, 1991        $0.080          $12.21

----------------------------------------------------------
         Average Annual Returns - June 30, 2000 (a)
         ------------------------------------------
  1 Year .....................................      11.15%
  5 Year .....................................      15.50%
  Life of Fund (b) ...........................      17.57%
----------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid.Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------
                                        2

COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

[Graphic of pyramid omitted]
[Pyramid text as follows:]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics that the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy - not too hot, not too cool, but just right
- that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

      Companies that are represented in business mixes, which have mobility or product availability that are "considered" small cap by the stock market remain attractive.

       [BULLET] Earnings for Russell 2000 companies are expected to outpace the gains for S&P 500 companies by a wide margin in both 2000 and 2001.

-------------------------------------------------------------------------
                                               2000 EST.        2001 EST.

   S&P Earnings (operating)
   Growth Rate(a)                                9.9%              7.1%

   Russell Earnings (reported)
   Growth Rate(b)                               43.6%             36.0%
-------------------------------------------------------------------------
   Price / Earnings Ratio
   S&P(a)                                       26.3              24.6

   Price / Earnings Ratio
   Russell(b)                                   31.2              22.9
-------------------------------------------------------------------------
      Source:  (a) Goldman Sachs
               (b) Merrill Lynch

       [BULLET] Multiples are lower.

       [BULLET] Takeovers and financial engineering are unfolding at a rapid rate.

      We think our portfolio remains well positioned to benefit.

       WE THOUGHT WE WOULD SHARE WITH YOU AN ARTICLE WE PREPARED ON SMALL CAP INVESTING WHICH APPEARED IN THE JUNE 2000 ISSUE OF CIGAR AFFICIANADO:


LITTLE COMPANIES, BIG RETURNS

      Micro-cap stocks are proof that great investment gifts can come in small packages.

      Micro-cap stocks (generally defined by Wall Street as publicly traded companies with market capitalizations of $300 million or less) represent the last frontier in the equities markets. With minimal Wall Street research coverage, the micro-cap offers exceptional opportunity for investors.

      Micro-cap stocks do not fit into any single category. They include young entrepreneurial companies in the forefront of technology and other fast-growth industries, established companies in more mature businesses, and niche companies serving smaller geographic regions and markets.

      There are approximately 15,000 micro-cap stocks, divided among the following broad industry group classifications: technology, 40 percent; manufacturing, 15 percent; banking and finance, 10 percent; mining and construction, 10 percent; utilities and transportation, 10 percent; and agriculture, real estate and insurance, 5 percent each. In other words, there is a little something that can turn into a big something for all kinds of investors. This is the "space" where we believe the next Microsoft or Berkshire Hathaway resides.

THE RESEARCH VACUUM

      Wall Street pays scant attention to micro-cap stocks. This is not a reflection of their investment merit, but rather simple "sell side" economics. Micro-cap companies have small floats (shares outstanding) and therefore do not offer much in the way of trading commissions to the major brokerage firms. In addition, micro-cap companies are not likely to be raising large sums of capital in the near future. So, there is limited potential for investment banking fees. The end result is a research vacuum. Even the dullest S&P 500 company can have hundreds of Wall Street analysts following its every move, while the most dynamic micro-cap stock attracts little or no professional scrutiny.

      In the micro-cap arena, investors willing to do some digging can be the first to hit pay dirt. You often have to be patient. However, if you do uncover something truly special, it will eventually attract the attention of Wall Street and institutional investors, or a corporate buyer. When this happens, you can expect windfall profits.

      Of course, there is also risk. Some micro-cap companies are dependent on just one product or serve a very narrow market. Others lack management depth - if something goes wrong, there is often little to fall back on. Liquidity is also an issue. Owning a piece of a micro-cap company provides exceptional upside potential when things go right and everyone wants in. However, when things go wrong and everyone heads to the exits at the same time, you can get trampled.

      Risk/reward factors duly noted, micro-caps have outperformed every other equity capitalization sector over the 27-year period (1973-1999) in which micro-cap stock performance data is available, as the accompanying chart illustrates.

[Chart for U.S. EQUITY PERFORMANCE BY SIZE omitted. Plot points as follows.]
Source: Merrill Lynch

                Micro        Small      Mid         Large
Dec-73          1.00         1.00       1.00         1.00
Jan-74          1.20         1.08       1.03         0.98
Feb-74          1.19         1.10       1.04         0.97
Mar-74          1.21         1.07       1.01         0.95
Apr-74          1.13         1.00       0.94         0.92
May-74          1.04         0.93       0.89         0.90
Jun-74          1.01         0.89       0.86         0.88
Jul-74          0.96         0.85       0.82         0.81
Aug-74          0.89         0.77       0.73         0.74
Sep-74          0.82         0.71       0.68         0.65
Oct-74          0.88         0.79       0.79         0.77
Nov-74          0.82         0.76       0.77         0.73
Dec-74          0.74         0.71       0.75         0.72
Jan-75          1.05         0.89       0.89         0.79
Feb-75          1.07         0.94       0.94         0.85
Mar-75          1.21         1.00       0.97         0.86
Apr-75          1.22         1.04       1.02         0.91
May-75          1.31         1.11       1.07         0.96
Jun-75          1.44         1.19       1.16         1.00
Jul-75          1.45         1.14       1.09         0.93
Aug-75          1.35         1.10       1.07         0.92
Sep-75          1.29         1.06       1.03         0.88
Oct-75          1.30         1.11       1.08         0.94
Nov-75          1.33         1.14       1.12         0.97
Dec-75          1.32         1.14       1.12         0.95
Jan-76          1.69         1.34       1.27         1.06
Feb-76          1.96         1.43       1.30         1.04
Mar-76          1.96         1.45       1.31         1.08
Apr-76          1.90         1.43       1.30         1.07
May-76          1.83         1.41       1.29         1.06
Jun-76          1.89         1.48       1.36         1.11
Jul-76          1.88         1.48       1.35         1.10
Aug-76          1.84         1.46       1.34         1.10
Sep-76          1.87         1.49       1.36         1.13
Oct-76          1.82         1.46       1.34         1.10
Nov-76          1.86         1.51       1.36         1.09
Dec-76          2.09         1.65       1.46         1.15
Jan-77          2.20         1.65       1.41         1.09
Feb-77          2.19         1.62       1.38         1.07
Mar-77          2.22         1.63       1.38         1.05
Apr-77          2.24         1.66       1.40         1.05
May-77          2.25         1.65       1.39         1.03
Jun-77          2.40         1.75       1.46         1.09
Jul-77          2.41         1.74       1.43         1.07
Aug-77          2.37         1.71       1.40         1.06
Sep-77          2.40         1.72       1.40         1.06
Oct-77          2.32         1.68       1.35         1.01
Nov-77          2.58         1.81       1.42         1.05
Dec-77          2.62         1.82       1.44         1.05
Jan-78          2.62         1.75       1.36         0.99
Feb-78          2.71         1.77       1.34         0.97
Mar-78          2.95         1.88       1.40         0.99
Apr-78          3.19         2.01       1.50         1.08
May-78          3.45         2.10       1.54         1.09
Jun-78          3.46         2.10       1.53         1.07
Jul-78          3.63         2.23       1.62         1.13
Aug-78          4.05         2.38       1.68         1.16
Sep-78          4.03         2.35       1.67         1.16
Oct-78          3.14         1.97       1.48         1.07
Nov-78          3.34         2.06       1.53         1.10
Dec-78          3.35         2.09       1.54         1.12
Jan-79          3.74         2.25       1.63         1.16
Feb-79          3.66         2.19       1.58         1.13
Mar-79          4.01         2.39       1.70         1.19
Apr-79          4.13         2.44       1.71         1.20
May-79          4.11         2.41       1.70         1.18
Jun-79          4.31         2.55       1.80         1.23
Jul-79          4.38         2.62       1.85         1.23
Aug-79          4.72         2.82       1.97         1.31
Sep-79          4.68         2.81       1.97         1.31
Oct-79          4.19         2.55       1.81         1.23
Nov-79          4.50         2.74       1.92         1.29
Dec-79          4.80         2.86       1.99         1.31
Jan-80          5.31         3.05       2.11         1.40
Feb-80          5.19         2.98       2.05         1.43
Mar-80          4.24         2.54       1.83         1.29
Apr-80          4.47         2.70       1.94         1.35
May-80          4.80         2.91       2.08         1.41
Jun-80          5.00         3.03       2.18         1.46
Jul-80          5.53         3.32       2.35         1.54
Aug-80          5.93         3.47       2.40         1.56
Sep-80          6.13         3.57       2.46         1.60
Oct-80          6.34         3.63       2.49         1.63
Nov-80          6.56         3.86       2.65         1.82
Dec-80          6.35         3.76       2.62         1.77
Jan-81          6.55         3.72       2.54         1.65
Feb-81          6.63         3.78       2.58         1.68
Mar-81          7.20         4.09       2.80         1.69
Apr-81          7.45         4.14       2.79         1.62
May-81          7.69         4.24       2.85         1.60
Jun-81          7.74         4.18       2.80         1.61
Jul-81          7.49         4.07       2.78         1.65
Aug-81          6.95         3.83       2.64         1.55
Sep-81          6.41         3.58       2.50         1.44
Oct-81          6.90         3.81       2.66         1.53
Nov-81          7.07         3.95       2.79         1.61
Dec-81          6.93         3.88       2.70         1.56
Jan-82          6.91         3.74       2.61         1.52
Feb-82          6.66         3.58       2.49         1.43
Mar-82          6.62         3.55       2.46         1.41
Apr-82          6.88         3.73       2.57         1.47
May-82          6.75         3.61       2.46         1.45
Jun-82          6.58         3.52       2.38         1.41
Jul-82          6.54         3.46       2.32         1.36
Aug-82          6.98         3.85       2.62         1.53
Sep-82          7.21         3.93       2.66         1.54
Oct-82          8.20         4.48       3.00         1.69
Nov-82          9.09         4.76       3.14         1.73
Dec-82          9.26         4.82       3.19         1.78
Jan-83         10.15         5.05       3.29         1.83
Feb-83         10.70         5.30       3.39         1.88
Mar-83         11.29         5.53       3.49         1.95
Apr-83         12.14         5.89       3.71         2.11
May-83         13.46         6.20       3.83         2.08
Jun-83         13.95         6.45       3.94         2.17
Jul-83         13.78         6.30       3.81         2.10
Aug-83         13.41         6.18       3.83         2.15
Sep-83         13.44         6.35       3.92         2.18
Oct-83         12.73         6.06       3.82         2.16
Nov-83         13.41         6.37       3.95         2.20
Dec-83         13.19         6.27       3.90         2.20
Jan-84         13.38         6.09       3.81         2.19
Feb-84         12.51         5.77       3.61         2.09
Mar-84         12.55         5.82       3.68         2.12
Apr-84         12.17         5.78       3.64         2.15
May-84         11.50         5.49       3.43         2.05
Jun-84         11.65         5.67       3.52         2.09
Jul-84         11.02         5.43       3.40         2.07
Aug-84         12.15         6.09       3.83         2.30
Sep-84         12.19         6.06       3.86         2.30
Oct-84         11.80         6.02       3.85         2.30
Nov-84         11.22         5.93       3.83         2.28
Dec-84         11.22         6.04       3.94         2.33
Jan-85         12.93         6.77       4.30         2.49
Feb-85         13.45         6.89       4.37         2.53
Mar-85         13.20         6.77       4.37         2.54
Apr-85         12.91         6.71       4.35         2.54
May-85         13.12         6.98       4.61         2.68
Jun-85         13.07         7.10       4.70         2.72
Jul-85         13.43         7.25       4.70         2.71
Aug-85         13.32         7.19       4.67         2.70
Sep-85         12.50         6.81       4.42         2.62
Oct-85         12.75         7.04       4.64         2.73
Nov-85         13.35         7.51       4.95         2.92
Dec-85         13.78         7.79       5.14         3.04
Jan-86         14.34         7.92       5.25         3.05
Feb-86         15.22         8.48       5.63         3.27
Mar-86         15.81         8.88       5.92         3.44
Apr-86         16.13         9.01       5.88         3.41
May-86         16.57         9.35       6.16         3.58
Jun-86         16.66         9.38       6.21         3.63
Jul-86         15.37         8.60       5.80         3.44
Aug-86         15.47         8.93       6.24         3.71
Sep-86         14.61         8.42       5.85         3.43
Oct-86         14.91         8.68       6.10         3.60
Nov-86         14.75         8.65       6.13         3.68
Dec-86         14.26         8.48       5.96         3.59
Jan-87         15.82         9.44       6.72         4.06
Feb-87         17.09        10.16       7.12         4.20
Mar-87         17.66        10.37       7.22         4.33
Apr-87         17.21        10.04       7.03         4.26
May-87         17.16        10.01       7.05         4.30
Jun-87         17.39        10.30       7.33         4.52
Jul-87         17.84        10.62       7.66         4.72
Aug-87         18.01        10.98       7.93         4.90
Sep-87         17.93        10.76       7.76         4.79
Oct-87         12.88         7.91       5.90         3.89
Nov-87         12.15         7.54       5.63         3.57
Dec-87         12.29         8.06       6.07         3.80
Jan-88         13.40         8.44       6.33         3.95
Feb-88         14.40         9.10       6.83         4.12
Mar-88         15.09         9.43       6.91         3.98
Apr-88         15.21         9.59       6.94         4.02
May-88         14.80         9.39       6.91         4.05
Jun-88         15.54        10.02       7.36         4.23
Jul-88         15.49         9.93       7.24         4.21
Aug-88         15.26         9.68       7.10         4.08
Sep-88         15.44         9.91       7.31         4.25
Oct-88         15.23         9.85       7.34         4.36
Nov-88         14.77         9.59       7.19         4.30
Dec-88         15.08         9.88       7.35         4.38
Jan-89         15.81        10.36       7.78         4.67
Feb-89         15.97        10.42       7.78         4.55
Mar-89         16.29        10.64       7.88         4.66
Apr-89         17.16        11.07       8.24         4.89
May-89         17.51        11.47       8.56         5.07
Jun-89         17.31        11.33       8.53         5.05
Jul-89         17.59        11.77       9.01         5.49
Aug-89         17.91        12.09       9.26         5.59
Sep-89         18.05        12.11       9.18         5.57
Oct-89         17.06        11.44       8.73         5.47
Nov-89         16.75        11.47       8.85         5.57
Dec-89         16.3         11.42       8.96         5.71
Jan-90         15.49        10.51       8.27         5.33
Feb-90         15.55        10.77       8.44         5.39
Mar-90         15.75        11.12       8.68         5.52
Apr-90         15.35        10.73       8.29         5.38
May-90         15.77        11.37       9.01         5.88
Jun-90         15.79        11.39       8.95         5.84
Jul-90         15.10        10.99       8.75         5.83
Aug-90         13.25         9.65       7.88         5.33
Sep-90         12.18         8.76       7.32         5.09
Oct-90         11.39         8.27       7.04         5.07
Nov-90         11.69         8.88       7.65         5.41
Dec-90         11.48         9.15       7.96         5.55
Jan-91         12.65         9.84       8.50         5.77
Feb-91         14.66        10.96       9.26         6.16
Mar-91         16.05        11.61       9.58         6.28
Apr-91         16.54        11.68       9.66         6.29
May-91         16.87        12.12      10.11         6.52
Jun-91         16.16        11.67       9.66         6.24
Jul-91         17.33        12.11      10.12         6.52
Aug-91         17.57        12.49      10.36         6.67
Sep-91         17.70        12.47      10.26         6.59
Oct-91         18.11        12.67      10.44         6.68
Nov-91         17.62        12.14      10.04         6.44
Dec-91         18.08        13.01      11.01         7.09
Jan-92         21.50        13.95      11.28         6.93
Feb-92         22.95        14.30      11.50         6.98
Mar-92         22.88        13.82      11.17         6.84
Apr-92         22.13        13.36      11.17         7.02
May-92         22.37        13.45      11.26         7.08
Jun-92         21.43        12.96      10.98         6.97
Jul-92         22.01        13.38      11.45         7.26
Aug-92         21.55        13.02      11.13         7.15
Sep-92         21.91        13.21      11.28         7.21
Oct-92         22.13        13.58      11.56         7.23
Nov-92         23.52        14.62      12.12         7.44
Dec-92         24.70        15.01      12.47         7.49
Jan-93         26.96        15.51      12.70         7.54
Feb-93         26.65        15.17      12.63         7.62
Mar-93         27.74        15.55      13.09         7.78
Apr-93         27.20        15.07      12.76         7.57
May-93         27.92        15.70      13.25         7.78
Jun-93         28.40        15.73      13.36         7.78
Jul-93         28.95        15.92      13.39         7.69
Aug-93         29.99        16.58      13.92         7.98
Sep-93         31.09        16.92      13.99         7.91
Oct-93         32.99        17.41      14.18         8.12
Nov-93         32.19        16.93      13.87         8.08
Dec-93         32.43        17.40      14.46         8.16
Jan-94         34.26        17.98      14.83         8.42
Feb-94         34.06        17.84      14.66         8.17
Mar-94         32.82        16.88      13.99         7.81
Apr-94         32.18        16.77      14.07         7.90
May-94         32.20        16.63      14.00         8.04
Jun-94         31.73        16.13      13.57         7.83
Jul-94         32.01        16.37      14.02         8.11
Aug-94         32.73        17.25      14.78         8.43
Sep-94         33.38        17.29      14.53         8.24
Oct-94         33.47        17.19      14.56         8.43
Nov-94         32.26        16.53      13.92         8.15
Dec-94         33.02        16.61      14.12         8.26
Jan-95         34.13        16.60      14.21         8.35
Feb-95         34.72        17.18      14.90         8.52
Mar-95         35.09        17.54      15.26         8.68
Apr-95         35.95        17.96      15.51         9.04
May-95         36.66        18.32      15.83         9.26
Jun-95         38.51        19.12      16.38         9.34
Jul-95         40.69        20.22      17.28         9.79
Aug-95         42.21        20.71      17.52         9.76
Sep-95         43.36        21.16      17.89        10.09
Oct-95         41.90        20.16      17.42        10.12
Nov-95         42.31        20.97      18.18        10.48
Dec-95         43.16        21.53      18.26        10.67
Jan-96         44.26        21.64      18.44        11.04
Feb-96         45.67        22.31      18.86        11.19
Mar-96         46.63        22.82      19.25        11.27
Apr-96         49.37        24.30      20.07        11.45
May-96         53.69        25.46      20.41        11.75
Jun-96         51.43        24.48      19.90        11.79
Jul-96         46.69        22.31      18.59        11.27
Aug-96         48.46        23.58      19.59        11.52
Sep-96         49.47        24.52      20.49        12.18
Oct-96         48.46        24.08      20.42        12.47
Nov-96         48.96        24.73      21.54        13.42
Dec-96         49.14        25.33      21.62        13.17
Jan-97         51.74        26.23      22.09        14.01
Feb-97         50.82        25.53      21.78        14.08
Mar-97         48.08        24.19      20.78        13.46
Apr-97         46.11        23.75      21.04        14.26
May-97         50.72        26.49      22.95        15.15
Jun-97         53.45        28.05      23.95        15.81
Jul-97         56.77        29.51      25.48        17.13
Aug-97         59.05        30.66      25.78        16.33
Sep-97         64.62        33.33      27.63        17.30
Oct-97         62.27        32.40      26.62        16.94
Nov-97         61.26        32.17      27.09        17.82
Dec-97         60.81        33.30      27.96        18.29
Jan-98         60.41        33.64      27.94        18.61
Feb-98         64.12        36.54      30.51        20.06
Mar-98         67.26        38.76      32.23        21.26
Apr-98         68.55        39.00      32.39        21.53
May-98         65.10        36.83      31.16        21.13
Jun-98         63.70        36.97      31.47        22.07
Jul-98         59.64        34.16      29.85        21.87
Aug-98         47.18        27.53      24.48        18.66
Sep-98         49.47        29.58      26.18        19.85
Oct-98         50.66        30.72      27.95        21.44
Nov-98         54.74        32.40      29.30        22.80
Dec-98         57.08        34.32      31.22        24.28
Jan-99         59.88        34.48      31.06        25.41
Feb-99         55.99        31.86      29.65        24.60
Mar-99         54.97        32.53      30.46        25.67
Apr-99         60.47        35.65      33.40        26.62
May-99         61.64        35.99      33.47        25.98
Jun-99         65.36        38.35      35.02        27.30
Jul-99         65.23        37.67      34.32        26.41
Aug-99         63.82        36.63      33.42        26.23
Sep-99         63.45        36.69      32.73        25.52
Oct-99         62.89        37.32      34.25        27.28
Nov-99         69.44        39.91      36.41        27.91
Dec-99         79.93        44.80      41.52        29.61
Jan-00         84.31        43.96      39.77        28.35

RESEARCH, RESEARCH, RESEARCH

      It is said that the key to successful real estate investing is "location, location, location". The key to successful micro-cap investing is research, research, research. As aforementioned, Wall Street doesn't provide much help. We at Gabelli Funds get micro-cap ideas from trade journals, annual reports, industry contacts, and even the management of larger companies that we follow in similar or related businesses.

      Regardless of the source of ideas, we always do our own digging. We believe in sitting down with the management of most companies we consider investing in - we call it "going belly to belly with Gabelli." It is a particularly critical facet of our micro-cap stock research. Annual reports, 10Ks and 10Qs can do a good job detailing what is, but meeting with small-company management and discussing their business plan and reviewing their business model is the best way to assess what is likely to be.

FINDING CHEAP STOCKS

      In the micro-cap sector, growth and value are not mutually exclusive investment concepts. Because of the research vacuum, you can find dynamic young micro-cap companies in fast-growth industries (including technology) trading at very reasonable valuations relative to their large-cap peers. You can also uncover wonderful companies in less glamorous businesses trading at just a fraction of their intrinsic value. Obviously, finding the next Microsoft is a potentially rewarding experience. But, let's not forget that Warren Buffett created enormous wealth for Berkshire Hathaway shareholders through opportunistically priced purchases of cash-generating businesses in industries such as newspaper publishing, candy and furniture retailing.

      When analyzing established micro-cap companies in more mature industries, we employ traditional valuation criteria. Our focus is generally on free cash flow (earnings before interest, taxes, depreciation and amortization, or "EBITDA," minus necessary capital expenditures), which we believe to be the best barometer of a company's "real world" economic value. We also look at asset value not simply subtracting liabilities from assets (stated book value), but breaking down and recasting the balance sheet to provide a more accurate appraisal of on- and off-balance-sheet assets. When we find a good micro-cap company trading at a low multiple to free cash flow or well below asset value, we look for a potential catalyst - something happening in the target company's industry or indigenous to the company itself that will attract investor attention and surface value. Two of the most powerful catalysts in the micro-cap sector are deregulation and industry consolidation. This explains why our small cap fund is scouring the market for small utilities and community bank stocks.

      When analyzing younger companies in rapidly evolving industries like technology, we take a different approach, focusing on things like proprietary products and services, market size and growth rates, revenue growth, operating margins, "cash burn" (how fast the company is going through the cash required to finance growth) and prospective competition. Value is not generally as readily quantifiable, but we are still attempting to identify stocks trading at reasonable valuations relative to their growth prospects.

      Our common characteristic of micro-cap companies is that management typically owns significant equities positions. So, whether management hopes to become rich by growing the company or by selling it, they should have a propensity to surface shareholder value.

      Leap Wireless International (NASDAQ, LWIN) is a good example of a dynamic little growth company with a big future. A spin-off from Qualcomm, Leap Wireless is a communications carrier that owns and operates domestic and international CDMA (Code Division Multiple Access) networks. Leap offers flat-fee unlimited local calling plans in its domestic markets. Price and quality make this a competitive alternative to traditional wireline local phone service. As Leap continues to build out its networks and increase market share, rapid growth in customers, revenues and operating profits should attract more investor attention. Leap is no longer a secret - sorry, we got there first. But even after its exceptional performance in 1999, Leap is still trading at a significant valuation discount to its wireless industry peers.

GATOR BAIT?

      Changes in federal and state regulations are opening the utilities industry to future competition, and thereby forcing utilities companies to reduce their costs. The easiest way to accomplish this is by buying other utilities to create economies of scale. This has spawned rapid consolidation in the industry.

      Florida Public Utilities (Amex, FPU) is an electric, gas and water utilities company with operations in Palm Beach, mid-Florida, Marianna and Fernandina Beach. These are fast-growing markets, which we believe would be attractive to larger utilities companies in Florida and throughout the Southeast. At a price of $18 per share, FPU is trading well below the price we believe it would fetch from an acquirer. In addition the stock is yielding close to four percent, providing a financial incentive to own it pending future developments.

BANKING ON IT

      The banking industry is also undergoing consolidation, with bigger banks swallowing smaller ones throughout the industry. So, there is some takeover flavor to bank stocks big and small. In addition, due to rising interest rates, bank stocks are currently out of favor. This has created some exceptional fundamental bargains.

      Vail Banks Inc. (NASDAQ, VAIL) operates 23 retail offices, located primarily in the western slope region of Colorado. The company posted impressive gains in cash earnings (earnings excluding the amortization of intangible assets) in the fourth quarter and for the full year of 1999. At a recent $9.50 per share, Vail Banks trades at just 12 times earnings and at only 98 percent of book value. We are banking that investors will reward good earnings growth or a larger bank will spot this fundamentally appealing business bargain.

                          (Graphic of 5 stars omitted)

DEALS...DEALS...AND MORE DEALS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Small Cap Growth Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

-------------------------------------------------------------------------------------------------------------
                                          2000 COMPLETED DEALS

                                        NUMBER      AVERAGE COST      CLOSING
 FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
 ---------------------------------------------------------------------------------------------------------------
 FIRST QUARTER 2000 ANNOUNCED DEALS
 ----------------------------------
 CommNet Cellular Inc.                   40,000       $13.54           $32.38       01/07/00       139.14%
 Associated Group Inc., Cl. A             8,000        26.07            87.88       01/17/00       237.09%
 Watkins-Johnson Co.                     70,000        30.94            41.00       02/01/00        32.51%
 Pittway Corp.                          130,000        10.14            45.50       02/04/00       348.72%
 Ascent Entertainment Group Inc.        350,000        12.34            15.25       03/28/00        23.58%

 SECOND QUARTER 2000 ANNOUNCED DEALS
 -----------------------------------
 WICOR Inc.                              30,000        27.17            31.50       04/26/00        15.94%
 General Cigar Holdings Inc.            170,600        11.57            15.25       05/09/00        31.81%
 General Cigar Holdings Inc., Cl. B     133,500         8.07            15.25       05/09/00        88.97%
 Ben & Jerry's Homemade Inc., Cl. A      22,000        26.90            43.60       05/15/00        62.08%
 Celestial Seasonings Inc.               80,000        14.03            38.50       05/30/00       174.41%
 Mirage Resorts Inc.                     69,000         8.91            20.94       06/01/00       135.02%
 Hussmann International Inc.            170,000        15.95            29.00       06/14/00        81.82%
 Kollmorgen Corp.                       116,000        11.51            23.00       06/15/00        99.83%
 Wynn's International Inc.              205,000         6.87            22.88       07/21/00       233.04%

 -------------------------------------------------------------------------------
 (a) Number of shares held by the Fund on the final day of trading for the issuer.
 (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
 (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
 (d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------


WINNERS AND LOSERS

      This quarter, two of our Top Ten performers, Pioneer Group and Wynn's International, were boosted by sizeable takeover premiums. Pioneer Group started the quarter at $23.25. On May 15, UniCredito Groupe agreed to purchase all of the outstanding shares of Pioneer for $43.50 per share. Wynn's International began the quarter at $13.81, and on June 13, Parker Hannifin announced that it would purchase all of Wynn's outstanding shares at a price of $23.00 per share. Two deals that closed during the quarter were also particularly beneficial to Fund performance. On June 13, we tendered all shares of Hussman International in a deal with Ingersoll Rand that valued our Hussman shares at $29.00 per share, an 82% premium to our average purchase price. Also, on June 14, we tendered our Kollmorgen shares in a deal with Danaher that valued our Kollmorgen shares at $23.00 per share, a 100% premium to our average purchase price.

      Another Fund holding, Bush Boake Allen, hired an investment banker to investigate restructuring options including the sale of the company, and while nothing has been announced, the stock appreciated about 50%. As usual, the rest of our biggest winners come from a wide range of industry groups including international telecom battery supplier C&D Technologies, retailer Coldwater Creek, IVAX Corp, Block Drug, Moog and SPS Technologies.

      Our biggest disappointments came from an equally eclectic group of industries including auto parts (Standard Motor Products), entertainment (TV Guide), mining (TVX Gold and Royal Oak Mines) and telecommunications (GST Telecommunications).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

AZTAR CORP. (AZR - $15.50 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

CARTER-WALLACE INC. (CAR - $20.125 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CLARCOR INC. (CLC - $19.875 - NYSE), founded in 1904, is a U.S.- based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and chemical specialties. Last September, CLARCOR agreed to purchase three filtration businesses, including Purolator Products Air Filtration Company, for approximately $136 million.

GAYLORD ENTERTAINMENT CO. (GET - $21.50 - NYSE) is a diversified entertainment company operating principally in three segments: hospitality and attractions, creative content, and interactive media. The company's hospitality and attractions group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The creative content group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, and other related businesses. The interactive media group consists of Gaylord Digital, three radio stations, CMT International, and Z Music.

LAMSON & SESSIONS CO. (LMS - $15.3125 - NYSE), based in Cleveland, Ohio, is a diversified manufacturer and distributor of a broad line of thermoplastic electrical, consumer, telecommunications and fluid drainage products for major domestic markets. The company also distributes a wide variety of consumer electrical wiring devices, home security devices, wireless electrical and other wireless products. Lamson's thermoplastic electrical products compete with and serve as substitutes for similar metallic products. The company's engineered sewer pipe products compete with and serve as substitutes for clay, concrete, ductile iron, asbestos cement, and polyethylene products.

LIBERTY CORP. (LC - $42.00 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In June, Liberty announced it would sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to 15.

MARK IV INDUSTRIES INC. (IV - $20.875 - NYSE) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that primarily serve industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market. BC Partners, a leading European private equity firm, has reached an agreement providing for the acquisition of Mark IV for $23.00 cash per share.

OAK TECHNOLOGY INC. (OAKT - $21.5625 - NASDAQ), founded in 1987, designs, develops and markets high performance integrated semiconductors, software and platform solutions to original equipment manufacturers (OEMs) worldwide that serve the optical storage, consumer electronics and digital imaging equipment markets. The company's products consist primarily of integrated circuits and supporting software and firmware, all designed to store and distribute digital content. OAKT contracts with independent foundries to manufacture all its products. Currently, the company's three target markets include optical storage, consumer electronics and digital imaging equipment.

PIONEER GROUP INC. (PIOG - $42.375 - NASDAQ) conducts its business through three strategic units: Pioneer Investment Management, Pioneer International Financial Services, and Pioneer Global Investments. Pioneer Investment Management includes the U.S. registered mutual funds, the offshore funds registered in Ireland and private institutional accounts. Pioneer International Financial Services includes investment management and financial services operations in different parts of the world. Pioneer Global Investments includes the company's diversified strategic businesses of international venture capital management and investing, real estate management and advisory services, and timber harvesting and development. UniCredito Italiano SpA (UC.MI - $4.78 - Milan Stock Exchange) has entered into a definitive agreement to acquire Pioneer Group for $43.50 per share in a transaction valued at about $1.2 billion.

PULITZER INC. (PTZ - $42.1875 - NYSE) is engaged in newspaper publishing and related new media businesses. The company's newspaper operations consist of the St. Louis Post-Dispatch, the only major daily newspaper serving the St. Louis metropolitan area, and The Arizona Daily Star, serving the Tucson metropolitan area. Each of these publications also operates electronic news, information and communication Websites on the Internet. In addition, the company's Pulitzer Community Newspaper Group (the PCN Group) includes 12 dailies that serve smaller markets, primarily in the West and Midwest, as well as a number of weekly and bi-weekly publications. Pulitzer is consolidating its position in St. Louis with the purchase of an additional 45% interest in the St. Louis Post Dispatch and the purchase of Suburban Newspapers of greater St. Louis.

TV GUIDE INC. (TVGIA - $34.25 - NASDAQ), formerly United Video Satellite Group, publishes TV Guide, the best-selling weekly magazine in the U.S. The company's other operations include the TV Guide Channel (an on-screen programming guide formerly called the Prevue Channel) and 40% of Superstar/Netlink Group, which sends programming from such providers as CNN, ESPN, and HBO to home satellite dishes. Other services include SpaceCom (satellite transmission services for radio programming, paging, and news services) and UVTV (distribution of superstations, such as Chicago's WGN, to cable television systems). News Corp. (NWS - $54.50 - NYSE) and AT&T's Liberty Media Group (LMG'A - $24.25 - NYSE) each hold about 49% of TV Guide's voting power and 44% of its equity.

UNITED TELEVISION INC. (UTVI - $128.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.0625 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $152.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $54.50 - NYSE)announced that it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

WHITMAN CORP. (WH - $12.375 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers Inc., manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages, as well as a variety of other non-alcoholic beverages, in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

WYNN'S INTERNATIONAL INC. (WN - $22.6875 - NYSE), founded in 1939, is a worldwide supplier of automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision Inc. and the Goshen Rubber Companies Inc. These two companies are leaders in sealing products and technology, serving more than 1,000 customers in 14 industrial markets around the world. Robert Skeels & Company is a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries. On June 13th, Parker Hannifin and Wynn's International entered into an agreement for Parker to acquire Wynn's for $23.00 per share cash. The deal closed on July 21.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Small cap stocks appear to have attracted a more loyal audience. They outperformed their larger brethren in a rising market in the first quarter and, surprisingly, held up better than large caps during a declining market in the second quarter. All eyes are still focused on technology stocks, which have undergone a dizzying round trip in 2000. If tech stocks fail to live up to increasingly optimistic earnings expectations, stocks in other growth industries will likely get more favorable attention.

      Reflecting our stock specific discipline and well-diversified portfolio, the Fund has had a much smoother ride than many of its competitors. We believe this low anxiety approach to small cap investing will continue to satisfactorily reward shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABSX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ SIGNATURE

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

August 14, 2000

-------------------------------------------------------------
                     TOP TEN HOLDINGS
                       JUNE 30, 2000
                     ----------------

Oak Technology Inc.                Carter-Wallace Inc.
Lamson & Sessions Co.              TV Guide Inc.
Liberty Corp.                      CLARCOR Inc.
Aztar Corp.                        USA Networks Inc.
United Television Inc.             Wynn's International Inc.
-------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

               COMMON STOCKS -- 93.2%
               AGRICULTURE -- 0.0%
     9,000     Cadiz Inc.+ ......................................     $   72,000
     5,000     Sylvan Inc. ......................................         46,250
                                                                      ----------
                                                                         118,250
                                                                      ----------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.8%
   100,000     Acktion Co.+ .....................................        777,027
    14,000     Borg-Warner Automotive Inc. ......................        491,750
   205,000     GenCorp Inc. .....................................      1,640,000
     8,000     Lund International Holdings Inc.+ ................         38,000
    24,000     Meritor Automotive Inc. ..........................        264,000
    35,000     Midas Inc. .......................................        700,000
   125,000     Modine Manufacturing Co. .........................      3,375,000
     5,250     Monro Muffler Brake Inc.+ ........................         48,234
   190,000     Scheib (Earl) Inc.+ ..............................        611,562
   151,000     Standard Motor Products Inc. .....................      1,283,500
    17,000     Strattec Security Corp.+ .........................        552,500
    55,000     Superior Industries International Inc. ...........      1,416,250
   155,000     TransPro Inc. ....................................        784,687
   205,000     Wynn's International Inc. ........................      4,650,937
                                                                      ----------
                                                                      16,633,447
                                                                      ----------
               AVIATION: PARTS AND SERVICES -- 2.6%
    17,000     AAR Corp. ........................................        204,000
    45,000     Aviall Inc.+ .....................................        222,187
    20,000     Barnes Group Inc. ................................        326,250
    58,000     Curtiss-Wright Corp. .............................      2,156,875
     7,500     Ducommun Inc. ....................................         89,531
   115,000     Fairchild Corp., Cl. A+ ..........................        560,625
    26,500     Hi-Shear Industries Inc. .........................         67,906
   300,000     Kaman Corp., Cl. A ...............................      3,206,250
    80,000     Moog Inc., Cl. A+ ................................      2,110,000
                                                                      ----------
                                                                       8,943,624
                                                                      ----------
               BROADCASTING -- 6.9%
   195,500     Ackerley Group Inc. ..............................      2,297,125
    20,000     Acme Communications Inc.+ ........................        365,000
     5,000     Crown Media Holdings Inc., Cl. A+ ................         76,562
   246,000     Granite Broadcasting Corp.+ ......................      1,814,250
    40,000     Gray Communications Systems Inc. .................        392,500
    55,000     Gray Communications Systems Inc., Cl. B ..........        536,250
    53,000     Hearst-Argyle Television Inc.+ ...................      1,033,500
   167,000     Liberty Corp. ....................................      7,014,000
    15,000     On Command Corp. .................................        213,750
   200,000     Paxson Communications Corp., Cl. A+ ..............      1,700,000
    75,000     Salem Communications Corp., Cl. A+ ...............        696,094
    20,000     Sinclair Broadcast Group Inc.+ ...................        220,000
    10,000     Spanish Broadcasting System Inc., Cl. A+ .........        205,625
     3,000     TiVo Inc.+ .......................................        105,000
    48,500     United Television Inc. ...........................      6,244,375

                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

     1,500     Wink Communications Inc.+ ........................     $   45,750
    37,000     Young Broadcasting Inc., Cl. A+ ..................        950,437
                                                                      ----------
                                                                      23,910,218
                                                                      ----------
               BUILDING AND CONSTRUCTION -- 1.1%
    13,000     Florida Rock Industries Inc. .....................        463,125
    14,444     Huttig Building Products Inc.+ ...................         59,581
   100,000     Nortek Inc.+ .....................................      1,975,000
    75,000     Republic Group Inc. ..............................        675,000
    33,000     Universal Forest Products Inc. ...................        453,750
                                                                      ----------
                                                                       3,626,456
                                                                      ----------
               BUSINESS SERVICES -- 2.7%
    72,000     Berlitz International Inc.+ ......................        648,000
    50,000     Burns International Services Corp. ...............        625,000
   610,400     Career Blazers Inc. ..............................        107,125
     6,000     Carlisle Holdings Ltd.+ ..........................         44,062
     1,500     CheckFree Holdings Corp.+ ........................         77,344
    20,000     Data Broadcasting Corp.+ .........................        126,250
    40,000     Donnelley (R.H.) Corp. ...........................        775,000
    24,000     Industrial Distribution Group Inc.+ ..............         60,000
    13,000     Landauer Inc. ....................................        202,312
     5,000     MDC Communications Corp., Cl. A+ .................         44,062
    37,500     Nashua Corp.+ ....................................        309,375
   113,300     National Processing Inc.+ ........................      1,416,250
   105,000     Paxar Corp.+ .....................................      1,253,437
    20,000     Pittson Brink's Group ............................        273,750
    70,000     Primark Corp. ....................................      2,607,500
     8,000     Princeton Video Image Inc.+ ......................         46,000
    10,000     PubliCard Inc.+ ..................................         32,812
    87,000     Trans-Lux Corp. (a) ..............................        380,625
     8,000     Wackenhut Corp., Cl. A ...........................        103,500
     6,187     Wackenhut Corp., Cl. B ...........................         58,003
                                                                      ----------
                                                                       9,190,407
                                                                      ----------
               CABLE -- 1.2%
    85,000     UnitedGlobalCom Inc., Cl. A+ .....................      3,973,750
                                                                      ----------
               CLOSED-END FUNDS -- 1.4%
    45,000     Central European Equity Fund Inc. ................        663,750
    78,000     Dresdner RCM Europe Fund Inc. ....................      1,279,980
    45,000     France Growth Fund Inc. ..........................        675,000
    32,000     Germany Fund Inc. ................................        452,000
    40,000     Italy Fund Inc. ..................................        725,000
    65,000     New Germany Fund Inc. ............................        901,875
    11,000     Spain Fund Inc. ..................................        140,250
                                                                      ----------
               COMMUNICATIONS EQUIPMENT -- 1.0%
   110,000     Allen Telecom Inc.+ ..............................      1,945,625
   100,000     Communications Systems Inc. ......................      1,525,000
                                                                      ----------
                                                                       3,470,625
                                                                      ----------
                                       14

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

                 COMMON STOCKS (CONTINUED)
                 COMPUTER SOFTWARE AND SERVICES -- 1.1%
      1,000      @Home Corp., Ser. A+ .........................      $    20,750
      6,000      Anacomp Inc. .................................           18,000
     95,000      Bull Run Corp.+ ..............................          195,937
      3,000      Cylink Corp. .................................           50,250
     30,924      Global Sources Ltd.+ .........................          784,696
     42,000      Internet.com Corp.+ ..........................          826,875
        200      Macromedia Inc.+ .............................           19,337
     52,000      Phoenix Technologies Ltd.+ ...................          848,250
     10,000      QuadraMed Corp.+ .............................           25,000
    415,000      Tyler Technologies Inc. ......................        1,063,437
                                                                     -----------
                                                                       3,852,532
                                                                     -----------
                 CONSUMER PRODUCTS -- 3.5%
      3,000      Action Performance Companies Inc.+ ...........           21,750
     20,000      Adams Golf Inc.+ .............................           27,500
     40,000      Ashworth Inc.+ ...............................          178,750
    300,000      Carter-Wallace Inc. ..........................        6,037,500
     45,000      Church & Dwight Co. Inc. .....................          810,000
     12,000      Coachmen Industries Inc. .....................          138,000
     25,000      Department 56 Inc.+ ..........................          275,000
      8,000      French Fragrances Inc.+ ......................           65,500
     60,000      Genlyte Group Inc.+ ..........................        1,263,750
      4,000      Harley-Davidson Inc. .........................          154,000
    150,000      Hartmarx Corp.+ ..............................          384,375
     12,000      Madden (Steven) Ltd. .........................           78,750
     33,000      National Presto Industries Inc. ..............        1,014,750
     12,000      Nature's Sunshine Products Inc. ..............           84,000
      3,000      Scotts Co., Cl. A+ ...........................          109,500
      8,000      Skyline Corp. ................................          172,000
     14,000      Stewart Enterprises Inc., Cl. A ..............           49,437
    140,000      Weider Nutrition International Inc. ..........          420,000
     70,000      Wolverine World Wide Inc. ....................          691,250
                                                                     -----------
                                                                      11,975,812
                                                                     -----------
                 CONSUMER SERVICES -- 0.9%
     30,000      Bowlin Outdoor Advertising &
                   Travel Centers Inc.+ .......................          191,250
     11,000      Collectors Universe Inc. .....................           32,312
     40,000      Loewen Group Inc. ............................           21,200
      4,000      Martha Stewart Living Inc., Cl. A+ ...........           88,000
     50,000      Ogden Corp. ..................................          450,000
     18,000      Response USA Inc.+ ...........................            7,875
    165,000      Rollins Inc. .................................        2,454,375
                                                                     -----------
                                                                       3,245,012
                                                                     -----------
                 DIVERSIFIED INDUSTRIAL -- 6.6%
     99,500      Ampco-Pittsburgh Corp. .......................        1,106,937
      8,000      Anixter International Inc.+ ..................          212,000

                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

     19,000      Baldor Electric Co. ..........................      $   353,875
     50,000      Crane Co. ....................................        1,215,625
      4,500      Denison International plc, ADR+ ..............           56,813
     70,000      Gardner Denver Machinery Corp.+ ..............        1,251,250
     15,000      GATX Corp. ...................................          510,000
    117,000      GenTek Inc. ..................................        1,308,937
     39,000      Katy Industries Inc. .........................          458,250
    480,000      Lamson & Sessions Co.+ .......................        7,350,000
     75,000      Lindsay Manufacturing Co. ....................        1,471,875
     60,000      MagneTek Inc. ................................          480,000
      1,000      Matthews International Corp., Cl. A ..........           29,000
     42,000      Myers Industries Inc. ........................          451,500
    610,400      Noel Group Inc.+ .............................          301,421
     42,000      Oil-Dri Corporation of America ...............          378,000
    135,000      Park-Ohio Holdings Corp.+ ....................        1,164,375
     42,000      Standex International Corp. ..................          666,750
      5,000      Tech/Ops Sevcon Inc. .........................           43,750
    206,000      Thomas Industries Inc. .......................        3,643,625
     60,000      WHX Corp.+ ...................................          330,000
                                                                     -----------
                                                                      22,783,983
                                                                     -----------
                 EDUCATIONAL SERVICES -- 0.0%
     43,500      Whitman Education Group Inc.+ ................           65,250
                                                                     -----------
                 ELECTRONICS -- 3.6%
     50,000      Thomas & Betts Corp. .........................          956,250
    525,001      Oak Technology Inc.+ .........................       11,320,323
                                                                     -----------
                                                                      12,276,573
                                                                     -----------
                 ENERGY AND UTILITIES -- 5.0%
     40,000      AGL Resources Inc. ...........................          637,500
      6,000      Basin Exploration Inc.+ ......................          107,250
      7,000      Birmingham Utilities Inc. ....................           87,500
     20,000      CH Energy Group Inc. .........................          678,750
     10,000      Chesapeake Utilities Corp. ...................          177,500
      8,000      Connecticut Water Service Inc. ...............          214,000
     28,000      Eastern Enterprises ..........................        1,764,000
     28,000      E'Town Corp. .................................        1,860,250
     18,000      Fall River Gas Co. ...........................          396,000
     50,000      Florida Public Utilities Co. .................          781,250
    150,000      Kaneb Services Inc.+ .........................          600,000
     15,000      Petroleum Geo-Services ASA+ ..................          255,937
      2,000      PetroQuest Energy Inc.+ ......................            5,750
    295,000      RPC Inc. .....................................        3,115,937
      7,000      SJW Corp .....................................          832,125
    110,000      Southwest Gas Corp. ..........................        1,925,000
     15,000      Tesoro Petroleum Corp. .......................          151,875
      5,000      Toreador Resources Corp.+ ....................           26,250
      5,000      TransMontaigne Oil Co. .......................           30,625
     60,000      United Water Resources Inc. ..................        2,092,500

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------


              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    30,000    Waterlink Inc. .....................................    $   75,000
   100,000    Western Resources Inc. .............................     1,550,000
                                                                      ----------
                                                                      17,364,999
                                                                      ----------
              ENTERTAINMENT -- 4.9%
    18,000    Dover Downs Entertainment Inc.+ ....................       252,000
    44,000    Fisher Companies Inc. ..............................     3,366,000
    55,000    GC Companies Inc.+ .................................     1,230,625
     2,500    International Speedway Corp. .......................       103,750
    10,000    Liberty Digital Inc.+ ..............................       300,000
    19,312    Liberty Media Group, Cl. A+ ........................       468,316
     4,000    Loews Cineplex Entertainment Corp.+ ................        12,750
     3,000    Metromedia International Group Inc.+ ...............        14,250
    45,000    Topps Co. Inc.+ ....................................       517,500
   170,000    TV Guide Inc., Cl. A+ ..............................     5,822,500
   225,000    USA Networks Inc.+ .................................     4,865,625
     1,500    World Wrestling Federation Entertainment Inc.+ .....        31,219
                                                                      ----------
                                                                      16,984,535
                                                                      ----------
              ENVIRONMENTAL SERVICES -- 0.3%
    75,000    Republic Services Inc.+ ............................     1,200,000
                                                                      ----------
              EQUIPMENT AND SUPPLIES -- 13.0%
    14,000    Alltrista Corp.+ ...................................       299,250
   147,000    AMETEK Inc. ........................................     2,572,500
     6,500    Amphenol Corp., Cl. A+ .............................       430,219
   336,000    Baldwin Technology Co. Inc., Cl. A+ ................       714,000
    60,000    Belden Inc. ........................................     1,537,500
     6,000    Bway Corp.+ ........................................        39,750
     1,500    C&D Technologies Inc. ..............................        84,750
   100,000    CIRCOR International Inc.+ .........................       818,750
   260,000    CLARCOR Inc. .......................................     5,167,500
    65,000    Core Materials Corp. ...............................       130,000
    15,000    CTS Corp. ..........................................       675,000
    76,000    Cuno Inc.+ .........................................     1,757,500
     9,000    Danaher Corp. ......................................       444,938
    35,000    DONCASTERS plc, ADR+ ...............................       380,625
   257,600    Fedders Corp. ......................................     1,497,300
   125,000    Flowserve Corp. ....................................     1,882,813
    55,500    Franklin Electric Co. ..............................     3,760,125
    40,000    General Magnaplate Corp. ...........................       117,500
    71,000    Gerber Scientific Inc. .............................       816,500
    17,775    Gorman-Rupp Co. ....................................       279,956
    17,000    Graco Inc. .........................................       552,500
    45,000    Hughes Supply Inc. .................................       888,750
    50,000    IDEX Corp. .........................................     1,578,125
    25,000    Interpump Group SpA ................................       110,990
    10,000    K-Tron International Inc.+ .........................       157,188
    10,000    Littelfuse Inc.+ ...................................       490,000
    25,000    Lufkin Industries Inc. .............................       396,875

                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

   150,000    Mark IV Industries Inc. ............................    $3,131,250
    20,000    Met-Pro Corp. ......................................       180,000
     1,500    Plantronics Inc.+ ..................................       173,250
    56,000    Raytech Corp.+ .....................................       182,000
    10,000    Robbins & Myers Inc. ...............................       228,125
    38,000    Roper Industries Inc. ..............................       973,750
     3,500    Sames Corp. ........................................        55,125
    40,000    Sequa Corp., Cl. A+ ................................     1,527,500
    16,500    Sequa Corp., Cl. B+ ................................       953,906
    62,000    SL Industries Inc. .................................       604,500
     1,000    Smith (A.O.) Corp. .................................        20,938
     9,000    Smith (A.O.) Corp., Cl. A ..........................       181,125
    74,000    SPS Technologies Inc.+ .............................     3,038,625
     5,000    Teleflex Inc. ......................................       178,750
    38,800    Tennant Co. ........................................     1,455,000
   180,000    UCAR International Inc.+ ...........................     2,351,250
     5,000    Valmont Industries Inc. ............................        99,375
     7,875    Watsco Inc., Cl. B .................................       100,406
   145,000    Watts Industries Inc., Cl. A .......................     1,830,625
                                                                      ----------
                                                                      44,846,404
                                                                      ----------
              FINANCIAL SERVICES -- 2.9%
    32,000    Argonaut Group Inc. ................................       548,000
    68,000    Berliner Bank Aktiengesellschaft ...................       986,829
    35,101    BKF Capital Group Inc. .............................       557,223
   150,000    CNA Surety Corp. ...................................     1,790,625
    45,000    Danielson Holding Corp.+ ...........................       219,375
     3,000    Federal Agricultural Mortgage Corp., Cl. C+ ........        43,688
    45,000    Gainsco Inc. .......................................       225,000
    18,000    Hibernia Corp., Cl. A ..............................       195,750
     3,000    LandAmerica Financial Group ........................        68,813
    22,500    Metris Companies Inc. ..............................       565,313
   105,000    Midland Co. ........................................     2,572,500
     1,500    Net.B@nk Inc.+ .....................................        18,656
    55,000    Pioneer Group Inc.+ ................................     2,330,625
                                                                      ----------
                                                                      10,122,397
                                                                      ----------
              FOOD AND BEVERAGE -- 3.1%
    20,000    Advantica Restaurant Group Inc.+ ...................        19,375
     9,000    Cheesecake Factory Inc.+ ...........................       247,500
     1,900    Farmer Brothers Co. ................................       332,500
    20,000    Genesee Corp., Cl. B ...............................       372,500
    42,000    Hain Celestial Group Inc.+ .........................     1,540,875
    10,000    International Multifoods Corp. .....................       173,125
    73,000    J & J Snack Foods Corp.+ ...........................     1,304,875
    10,000    Midwest Grain Products Inc. ........................        83,125
     7,000    Mondavi (Robert) Corp.+ ............................       214,813
     1,000    Northland Cranberries Inc., Cl. A ..................         3,875
     2,000    Omni Nutraceuticals Inc ............................         7,625
   700,000    PepsiAmericas Inc.+ ................................     2,100,000
    70,000    Ralcorp Holdings Inc.+ .............................       857,500

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
    40,000     Smucker (J.M.) Co., Cl. A ........................     $  770,000
     8,000     Smucker (J.M.) Co., Cl. B ........................        150,000
    32,607     Tootsie Roll Industries Inc. .....................      1,141,245
   109,608     Twinlab Corp.+ ...................................        698,753
    48,000     Whitman Corp. ....................................        594,000
                                                                      ----------
                                                                      10,611,686
                                                                      ----------
               HEALTH CARE -- 2.8%
    43,500     Block Drug Co. Inc., Cl. A .......................      1,840,594
    50,000     Del Global Technologies Corp.+ ...................        485,938
    91,500     Inamed Corp.+ ....................................      3,351,188
     5,000     IVAX Corp.+ ......................................        207,500
    34,000     Life Technologies Inc. ...........................      1,734,000
    15,000     Nabi+ ............................................        109,688
    48,000     Penwest Pharmaceuticals Co. ......................        483,000
   150,000     STERIS Corp.+ ....................................      1,331,250
     3,620     U.S. Physical Therapy Inc.+ ......................         38,915
   100,000     Women First HealthCare Inc.+ .....................        125,000
                                                                      ----------
                                                                       9,707,073
                                                                      ----------
               HOME FURNISHINGS -- 0.7%
     7,000     Bassett Furniture Industries Inc. ................         88,375
     2,000     Bed Bath & Beyond Inc.+ ..........................         72,500
   187,550     Carlyle Industries Inc.+ .........................         96,705
    17,000     Foamex International Inc. ........................        103,063
    30,000     La-Z-Boy Chair Co. ...............................        420,000
    52,000     Mikasa Inc. ......................................        572,000
    70,000     Oneida Ltd. ......................................      1,242,500
                                                                      ----------
                                                                       2,595,143
                                                                      ----------
               HOTELS AND GAMING -- 5.1%
   440,000     Aztar Corp.+ .....................................      6,820,000
   115,000     Boca Resorts Inc., Cl. A+ ........................      1,135,625
    15,000     Boyd Gaming Corp.+ ...............................         83,438
    20,000     Churchill Downs Inc. .............................        467,500
    55,000     Extended Stay America Inc.+ ......................        508,750
    96,000     Gaylord Entertainment Co. ........................      2,064,000
   200,000     Jackpot Enterprises Inc. .........................      2,525,000
     5,000     Jurys Hotel Group plc ............................         29,955
    50,000     Lakes Gaming Inc.+ ...............................        443,750
     1,000     Magna Entertainment Corp., Cl. A + ...............          6,516
    90,000     Park Place Entertainment Corp.+ ..................      1,096,875
    25,000     Penn National Gaming Inc.+ .......................        340,625
     2,000     Station Casinos Inc.+ ............................         50,000
    85,000     Sun International Hotels Ltd.+ ...................      1,700,000
    85,000     Trump Hotels & Casino Resorts Inc.+ ..............        239,063
    22,000     Youbet.com Inc.+ .................................         70,125
                                                                      ----------
                                                                      17,581,222
                                                                      ----------
                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

               METALS AND MINING -- 0.4%
   250,000     Echo Bay Mines Ltd.+ .............................     $  250,000
   190,000     Royal Oak Mines Inc.+ ............................            950
    28,000     Stillwater Mining Co.+ ...........................        780,500
   545,000     TVX Gold Inc.+ ...................................        340,625
                                                                      ----------
                                                                       1,372,075
                                                                      ----------
               PAPER AND FOREST PRODUCTS -- 1.2%
   133,000     Greif Bros. Corp., Cl. A .........................      4,089,750
                                                                      ----------
               PUBLISHING -- 4.1%
   121,278     Independent News & Media plc, Dublin .............        445,792
   121,278     Independent News & Media plc, Dublin,
                 New Shares .....................................        445,792
    12,000     Lee Enterprises Inc. .............................        279,750
    40,000     McClatchy Newspapers Inc., Cl. A .................      1,325,000
    60,000     Media General Inc., Cl. A ........................      2,913,750
    23,000     Meredith Corp. ...................................        776,250
   120,000     Penton Media Inc. ................................      4,200,000
    45,000     Pulitzer Inc. ....................................      1,898,438
   200,000     Thomas Nelson Inc. ...............................      1,712,500
    12,000     Wiley (John) & Sons Inc., Cl. B ..................        282,000
                                                                      ----------
                                                                      14,279,272
                                                                      ----------
               REAL ESTATE -- 1.8%
   160,000     Catellus Development Corp.+ ......................      2,400,000
   118,000     Griffin Land & Nurseries Inc.+ ...................      1,452,875
     9,000     Gyrodyne Company of America Inc.+ ................        157,500
     3,000     Malan Realty Investors Inc. ......................         41,813
   550,000     Meditrust Companies ..............................      2,062,500
                                                                      ----------
               RETAIL -- 3.0%
    60,000     Aaron Rents Inc. .................................        753,750
    56,000     Aaron Rents Inc., Cl. A ..........................        875,000
     3,000     Borders Group Inc.+ ..............................         46,688
   105,000     Burlington Coat Factory Warehouse Corp. ..........      1,135,313
    23,000     Coldwater Creek Inc.+ ............................        692,875
   125,000     Ingles Markets Inc., Cl. A .......................      1,304,688
   210,000     Lillian Vernon Corp. .............................      2,205,000
    95,000     Neiman Marcus Group Inc.+ ........................      2,808,438
     5,000     Neiman Marcus Group Inc., Cl. B+ .................        138,750
   120,000     Sports Authority Inc.+ ...........................        135,000
     8,500     Weis Markets Inc. ................................        278,375
                                                                      ----------
                                                                      10,373,877
                                                                      ----------
               SATELLITE -- 0.3%
     8,000     Pegasus Communications Corp.+ ....................        392,500
    60,000     TCI Satellite Entertainment Inc., Cl. A+ .........        521,250
                                                                      ----------
                                                                         913,750
                                                                      ----------
                                       17

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
    ------                                                              ------

                 COMMON STOCKS (CONTINUED)
                 SPECIALTY CHEMICALS -- 4.2%
       45,000    Airgas Inc. .................................    $     255,938
       78,000    Bush Boake Allen Inc.+ ......................        3,412,500
       55,000    Dexter Corp. ................................        2,640,000
      116,000    Ferro Corp. .................................        2,436,000
        7,000    Fuller (H.B.) Co. ...........................          318,938
      100,000    General Chemical Group Inc. .................           68,750
          600    MacDermid Inc. ..............................           14,100
      120,000    Material Sciences Corp.+ ....................        1,200,000
      134,000    McWhorter Technologies Inc.+ ................        2,604,625
       75,000    Omnova Solutions Inc. .......................          468,750
       35,000    Penford Corp ................................          752,500
       11,000    Sybron Chemicals Inc.+ ......................          240,625
                                                                  -------------
                                                                     14,412,726
                                                                  -------------
                 TELECOMMUNICATIONS -- 2.1%
       10,000    ARC International Corp. .....................            2,500
        9,200    Atlantic Tele-Network Inc. ..................           86,825
       75,000    Citizens Communications Co. .................        1,293,750
       47,300    Commonwealth Telephone Enterprises Inc.+ ....        2,226,056
       20,000    Commonwealth Telephone
                   Enterprises Inc., Cl. B+ ..................          950,000
       60,000    CoreComm Ltd.+ ..............................        1,170,000
       55,000    GST Telecommunications Inc.+ ................           52,422
        6,000    RCN Corp.+ ..................................          152,250
       32,000    Rogers Communications Inc., Cl. B, ADR+ .....          912,000
       20,000    Viatel Inc.+ ................................          571,250
                                                                  -------------
                                                                      7,417,053
                                                                  -------------
                 TRANSPORTATION -- 0.1%
        2,000    Irish Continental Group plc .................           16,756
       50,000    OMI Corp. ...................................          271,875
                                                                  -------------
                                                                        288,631
                                                                  -------------
                 WIRELESS COMMUNICATIONS -- 0.8%
       10,000    Centennial Cellular Corp., Cl. A+ ...........          137,500
      100,000    Price Communications Corp.+ .................        2,356,250
        1,500    Rural Cellular Corp., Cl. A+ ................          114,844
        7,000    Teligent Inc., Cl. A ........................          165,375
          100    Tritel Inc., Cl. A+ .........................            2,969
          500    Western Wireless Corp., Cl. A+ ..............           27,250
                                                                  -------------
                                                                      2,804,188
                                                                  -------------
                 TOTAL COMMON STOCKS .........................      321,983,263
                                                                  -------------

                                                                        MARKET
     SHARES                                                              VALUE
     ------                                                             ------

                 PREFERRED STOCKS -- 0.3%
                 DIVERSIFIED INDUSTRIAL -- 0.3%
       47,000    WHX Corp.,
                   $3.75 Cv. Pfd., Ser. B ....................    $     810,750
        6,000    WHX Corp.,
                   6.50% Cv. Pfd., Ser. A ....................          129,750
                                                                  -------------
                                                                        940,500
                                                                  -------------
                 TOTAL PREFERRED STOCKS ......................          940,500
                                                                  -------------
    PRINCIPAL
     AMOUNT
   ----------

                 CONVERTIBLE BONDS -- 0.0%
                 COMPUTER SOFTWARE AND SERVICES -- 0.0%
  $       500    MSC.Software Corp., Sub. Deb. Cv.
                   7.88%, 08/18/04 ...........................              430
                                                                  -------------

                 U.S. GOVERNMENT OBLIGATIONS -- 7.0%
   24,537,000    U.S. Treasury Bills,
                   5.60% to 6.02%++,
                   due 07/06/00 to 09/28/00 ..................       24,307,456
                                                                  -------------
                 TOTAL INVESTMENTS -- 100.5%
                   (Cost $282,931,231) .......................      347,231,649

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- (0.5%) ...............      (1,808,442)
                                                                  -------------
                 NET ASSETS -- 100.0%
                   (15,171,063 shares outstanding) ...........    $ 345,423,207
                                                                  =============

------------------------
(a)   Security  considered an affiliated holding because the Fund owns at least
      5%
      of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at the date of purchase.
ADR - American Depositary Receipt.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES [SERVICE MARK] FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)

                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD) TEAM MANAGED:
   MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (NO-LOAD)                                     PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)PORTFOLIO                                         MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
   TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS
  GIVES A MORE COMPLETE  DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE  PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
           1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                               [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Robert J. Morrissey
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                     OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------------------------
GAB443Q200SR


                                             [Photo of Mario J. Gabelli omitted]


                                  THE
                                  GABELLI
                                  SMALL CAP
                                  GROWTH
                                  FUND

                                                            THIRD QUARTER REPORT
                                                                  JUNE 30, 2000